UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2013

(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
This Current Report on Form 8-K is being filed principally to reflect certain retrospective revisions that have been made to the consolidated financial statements of Churchill Downs Incorporated (the “Company”) that were previously filed with the Securities and Exchange Commission by the Company on February 27, 2013 in its Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”) to reflect a change in the key performance measure used by the Company to evaluate the performance of the Company's operating segments. The Company began reporting comparative results using Adjusted EBITDA (defined as earnings before interest, taxes, depreciation, amortization, insurance recoveries net of losses, Horse Racing Equity Trust Fund proceeds, share based compensation expenses, pre-opening expenses, including those of its equity investments, the impairment of assets and other charges or recoveries)segment presentation effective with the filing of its Quarterly Report on Form 10-Q for the period ended June 30, 2013.

The Company operates in the following four segments: (1) Racing Operations, which includes Churchill Downs Racetrack, Arlington International Race Course and its eleven off-track betting facilities ("OTBs"), Calder Race Course and Fair Grounds Race Course and the pari-mutuel activity generated at its twelve OTBs; (2) Gaming, which includes video poker and gaming operations at Calder Casino, Fair Grounds Slots, Harlow’s Casino Resort & Spa, Riverwalk Casino Hotel, Oxford Casino and Video Services, LLC; (3) Online Business, which includes TwinSpires, our Advance Deposit Wagering business, Fair Grounds Account Wagering, Bloodstock Research Information Services, Velocity, a business focused on high wagering volume international customers and Luckity, an ADW business that offers real-money bingo with outcomes based on and determined by pari-mutuel wagers on live horseraces, as well as the Company's equity investment in HRTV, LLC; and (4) Other Investments, which includes United Tote Company and United Tote Canada, Miami Valley Gaming & Racing, LLC, Bluff Media and the Company's other minor investments. Eliminations include the elimination of intersegment transactions.

In order to evaluate the performance of these operating segments internally, the Company uses Adjusted EBITDA as a key performance measure of our results of operations. During the three months ended June 30, 2013, the Company implemented the Adjusted EBITDA metric because it believes the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide a more accurate measure of its core operating results and enables management and investors to evaluate and compare from period to period our operating performance in a meaningful and consistent manner. Adjusted EBITDA should not be considered as an alternative to operating income as an indicator of performance, as an alternative to cash flows from operating activities as a measure of liquidity, or as an alternative to any other measure provided in accordance with Generally Accepted Accounting Principle ("GAAP"). The Company's calculation of Adjusted EBITDA may be different from the calculation used by other companies and, therefore, comparability may be limited.

As a result, we revised our segment presentation beginning in the second quarter of 2013. The 2012, 2011 and 2010 financial information has been retrospectively revised to reflect the change in the reporting measure.

Item 9.01 of this Current Report on Form 8-K revises certain information contained in the Company’s 2012 Form 10-K to reflect these changes in our segment reporting measure. In particular, Exhibit 99.1 contains revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Exhibit 99.2 contains revised financial statements.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

23	Consent of Independent Registered Public Accounting Firm
99.1	Management's Discussion and Analysis of Financial Condition and Results of Operations
99.2	Financial Statements
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

All other information in the 2012 Form 10-K has not been updated for events or developments that occurred with respect to our business subsequent to the filing of the 2012 Form 10-K with the U.S. Securities and Exchange Commission. For information regarding developments in our business since the filing of the 2012 Form 10-K, please refer to the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2013, June 30, 2013 and September 30, 2013 and the Company’s Forms 8-K filed since the filing of the 2012 Form 10-K. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2012 Form 10-K and subsequent SEC filings.

Forward-Looking Statements

Information set forth in this filing contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act.

The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “hope,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; our accountability for environmental contamination; the ability of our online business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen's groups and their memberships; our ability to reach agreement with horsemen's groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
December 9, 2013	/s/ Alan K. Tse___________________ By: Alan K. Tse Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
23	Consent of Independent Registered Public Accounting Firm
99.1	Management's Discussion and Analysis of Financial Condition and Results of Operations
99.2	Financial Statements
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document